UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2023

Commission	Registrant; State of Incorporation;				I.R.S. Employer
File Number	Address; and Telephone Number				Identification No.

333-21011	FIRSTENERGY CORP				34-1843785
	(An	Ohio	Corporation)
	76 South Main Street
	Akron		OH	44308
	Telephone		(800)	736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	FE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 1, 2023, FirstEnergy Corp. (the “Company”) announced the pricing of its offering of $1.3 billion aggregate principal amount of 4.00% convertible senior notes due 2026 (the “convertible notes”) in a private placement under the Securities Act of 1933, as amended (the “Securities Act”). The Company also granted to each of the initial purchasers of the convertible notes an option to purchase, within a 13-day period from, and including, the date on which the convertible notes are first issued, up to an additional $200 million aggregate principal amount of the convertible notes. The sale of the convertible notes is expected to close on May 4, 2023, subject to customary closing conditions.

The Company expects that the net proceeds from the convertible notes will be approximately $1.28 billion (or $1.48 billion if the initial purchasers exercise their option to purchase additional convertible notes in full), after deducting the initial purchasers’ discounts and commissions and offering expenses payable by the Company. The Company intends to use the net proceeds from the offering of the convertible notes to refinance existing indebtedness, to fund its qualified pension plan and for general corporate purposes. The Company’s management will have broad discretion in determining how the net proceeds from the offering will be used.

The convertible notes will be unsecured and unsubordinated obligations of the Company, and will mature on May 1, 2026, unless earlier converted or repurchased in accordance with their terms. The convertible notes will bear interest at a fixed rate of 4.00% per year, payable semiannually in arrears on May 1 and November 1 of each year, beginning on November 1, 2023.

Prior to the close of business on the business day immediately preceding February 1, 2026, the convertible notes will be convertible at the option of the holders only under certain conditions.

On or after February 1, 2026, until the close of business on the second scheduled trading day immediately preceding the maturity date, holders of the convertible notes may convert all or any portion of their convertible notes at their option at any time at the conversion rate then in effect, irrespective of these conditions. The Company will settle conversions of the convertible notes by paying cash up to the aggregate principal amount of the convertible notes to be converted and paying or delivering, as the case may be, cash, shares of its common stock or a combination of cash and shares of its common stock, at its election, in respect of the remainder, if any, of its conversion obligation in excess of the aggregate principal amount of the convertible notes being converted.

The conversion rate for the convertible notes will initially be 21.3620 shares of common stock per $1,000 principal amount of convertible notes (equivalent to an initial conversion price of approximately $46.81 per share of common stock). The initial conversion price of the convertible notes represents a premium of approximately 20% over the last reported sale price of the Company’s common stock on the New York Stock Exchange on May 1, 2023. The conversion rate and the corresponding conversion price will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. The Company may not redeem the convertible notes prior to the maturity date.

If the Company undergoes a fundamental change (as defined in the indenture that will govern the convertible notes), subject to certain conditions, holders of the convertible notes may require the Company to repurchase for cash all or any portion of their convertible notes at a repurchase price equal to 100% of the principal amount of the convertible notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date (as defined in the indenture that will govern the convertible notes). In addition, if certain fundamental changes occur, the Company may be required, in certain circumstances, to increase the conversion rate for any convertible notes converted in connection with such fundamental changes by a specified number of shares of its common stock.

The offering is being made to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. Any offers of the convertible notes will be made only by means of a private offering memorandum. None of the convertible notes or any shares of the common stock issuable upon conversion of the convertible notes have been or are expected to be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

This announcement does not constitute an offer to sell or the solicitation of an offer to buy the convertible notes or any shares of common stock issuable upon conversion of the convertible notes, nor will there be any sale of the convertible notes or any such shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements: This Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management’s intents, beliefs and current expectations, including statements regarding FirstEnergy Corp.’s current expectations and beliefs as to the closing of the convertible notes offering and use of the proceeds thereof. These forward-looking statements are not guarantees of future performance and they are based on management’s expectations that involve or rely on a number of known and unknown risks, uncertainties and other factors that are difficult to predict or are beyond our control, and reflect management’s beliefs and assumptions based on information available at the time the statements are made. FirstEnergy Corp. cautions you that actual results may differ materially from those expressed, implied or forecast by the forward-looking statements. Risks that may cause these forward-looking statements to be inaccurate or incorrect include, among others, whether we will be able to consummate the convertible notes offering; the satisfaction of customary closing conditions with respect to the convertible notes offering; prevailing market conditions; the anticipated use of net proceeds of the convertible notes offering which could change as a result of market conditions or for other reasons; and the risks and other factors discussed from time to time in our Securities and Exchange Commission filings, including, but not limited to, the most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 1, 2023

FIRSTENERGY CORP.
Registrant

By:	/s/ Jason J. Lisowski
Jason J. Lisowski Vice President, Controller and Chief Accounting Officer